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                          COCA-COLA ENTERPRISES INC                Exhibit 99
                                                                   Page 1 of 3
                          (Unaudited; In millions
                           except per share data)


                                                         Fourth Quarter
                                                 ----------------------------
                                                                      Percent
                                                 1995 (a)    1994      Change
                                                 -------    -------   -------
Net Operating Revenues                           $ 1,643    $ 1,486      11%
Cost of Sales                                      1,030        923      12%
                                                 -------    -------
Gross Profit                                         613        563       9%
Selling, General & Administrative Expenses (b)        533        468      14%
                                                 -------    -------
Operating Income                                      80         95     (16)%
Interest Expense - Net                                82         77       6%
Other Nonoperating Deductions - Net                    3          1
                                                 -------    -------
Income (Loss) Before Income Taxes                     (5)        17    (129)%
Income Tax Expense (Benefit)                          (2)         6
                                                 -------    -------
Net Income (Loss)                                     (3)        11    (127)%
Preferred Stock Dividend Requirements                  -          -
                                                 -------    -------
Net Income (Loss) Applicable to
    Common Share Owners                          $    (3)   $    11    (127)%
                                                 =======    =======

Average Common Shares Outstanding                    129        130
                                                 =======    =======

Net Income (Loss) Per Common Share (c)           $ (0.03)   $  0.09    (133)%
                                                 =======    =======
Cash Operating Profit Data:
   Operating Income                              $    80    $    95     (16)%
   Depreciation                                       83         73      14%
   Amortization                                       71         45      58%
                                                 -------    -------
Cash Operating Profit                            $   234    $   213      10%
                                                 =======    =======


(a) Fourth-quarter 1995 performance includes the results of the Wichita Coca-Cola Bottling Company.

(b) Selling, general and administrative expenses includes an additional
    $25 million ($0.12 per common share after tax) of noncash expenses related to acceleration of estimated vesting periods for executive stock compensation plans tied to performance of the Company's common stock.

(c) Per share data calculated prior to rounding to millions.



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                       COCA-COLA ENTERPRISES INC.                  Exhibit 99
                                                                  Page 2 of 3
                       (Unaudited; In millions
                        except per share data)

                                                          Year-ended
                                                 ----------------------------
                                                                      Percent
                                                 1995 (a)    1994      Change
                                                 -------    -------   -------
Net Operating Revenues                           $ 6,773   $ 6,011       13%
Cost of Sales                                      4,267     3,703       15%
                                                 -------   -------
Gross Profit                                       2,506     2,308        9%
Selling, General & Administrative Expenses (b)     2,038     1,868        9%
                                                 -------   -------
Operating Income                                     468       440        6%
Interest Expense - Net                               326       310        5%
Other Nonoperating Deductions - Net                    6         3
Gain From Sale of Bottling Operations (c)              9         -
                                                 -------   -------
Income Before Income Taxes                           145       127       14%
Income Tax Expense                                    63        58        9%
                                                 -------   -------
Net Income                                            82        69       19%
Preferred Stock Dividend Requirements                  2         2
                                                 -------   -------
Net Income Applicable to Common Share Owners     $    80   $    67       19%
                                                 =======   =======

Average Common Shares Outstanding                    129       130
                                                 =======   =======

Net Income Per Common Share (d)                  $  0.62   $  0.52       19%
                                                 =======   =======

Cash Operating Profit Data:
   Operating Income                              $   468   $   440        6%
   Depreciation                                      318       282       13%
   Amortization                                      211       179       18%
                                                 -------   -------
Cash Operating Profit                            $   997   $   901       11%
                                                 =======   =======


(a) Full-year 1995 performance includes the results of the Wichita Coca-Cola Bottling Company from January 1, 1995.

(b) Fourth-quarter 1995 selling, general and administrative expenses includes an additional $25 million ($0.12 per common share after tax) of noncash expenses related to acceleration of estimated vesting periods for executive stock compensation plans tied to performance of the Company's common stock.

(c) Gain on the sale of the Company's 50 percent ownership interest in The Coca-Cola Bottling Company of the Mid South in the first quarter of 1995 ($0.04 per common share after tax).

(d) Per share data calculated prior to rounding to millions.

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                       COCA-COLA ENTERPRISES INC.                  Exhibit 99
                       Summary - Key Information                  Page 3 of 3
                               (Unaudited)



                   Fourth-Quarter                     Percent
                       1995                           Change
        ------------------------------------        ---------

        Cash Operating Profit
           Reported                                    10%
           Comparable*                                  9%

        Volume
           Bottle/Can
               Reported                             7 1/2%
               Constant Territory                       6%
           Fountain
               Reported                            12 1/2%
               Constant Territory                       9%

        Net Revenues Per Case - Bottle/Can          6 1/2%

        Cost of Sales Per Case - Bottle/Can            10%



                    Full-Year                        Percent
                       1995                           Change
        ------------------------------------        ---------

        Cash Operating Profit
            Reported                                   11%
            Comparable*                                 9%

        Volume
            Bottle / Can
               Reported                                 6%
               Constant Territory                   4 1/2%
            Fountain
               Reported                            11 1/2%
               Constant Territory                       8%

        Net Revenues Per Case - Bottle/Can              7%

        Cost of Sales Per Case - Bottle/Can            10%


    * Comparable change reflects adjustments for certain acquisitions, as considered appropriate, to identify underlying business trends.